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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the 1999 Stock Incentive Plan and 1999 Employee Stock Purchase Plan of BUY.COM INC. of our report dated August 17, 1998, except as to Note 8 which is as of December 3, 1998, relating to the financial statements of SpeedServe Inc.

PricewaterhouseCoopers LLP
Nashville, Tennessee
March 9, 2000